Exhibit 10.2

Form of Subscription Agreement

Ampio Pharmaceuticals, Inc.

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with Ampio Pharmaceuticals, Inc., a Delaware corporation (the “Company”) as follows:

1. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of shares (the “Shares”) of common stock of the Company (the “Common Stock”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $4.25 per share.

2. The closing is expected to occur on or about December 27, 2011 (the “Closing”), subject to the Company’s satisfaction of certain closing conditions set forth in an agreement entered into between the Company and the placement agents for the Offering (as defined below).

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).

4. The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a prospectus included in the registration statement (File No. 333-177116) filed with the Commission on October 28, 2011 (the “Base Prospectus”) and (ii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”) and will file with the Commission a final prospectus supplement (together with the Base Prospectus, the “Prospectus”) with respect to the registration statement (File No. 333-177116) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act of 1933, as amended (the “Securities Act”) including Rule 424(b) thereunder. The Base Prospectus, any Statutory Prospectus and the pricing information contained in this Subscription Agreement are collectively the “Time of Sale Disclosure Package”.

5. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date. The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

6. The Company shall before the opening of trading on the NASDAQ Capital Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

7. The Investor represents that (i) it has had full access to the Time of Sale Disclosure Package prior to or in connection with its receipt of this agreement and is relying only on such information and documents in making its decision to purchase the Shares, and (ii) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares.

8. The Investor and the Company each has the requisite power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.

9. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor first discussed the transactions contemplated hereby with the Placement Agents or the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any purchases or sales of the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed or the transactions contemplated hereby are terminated.

10. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

11. The Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies. At the time the Investor was offered the Shares, it was, and as of the date hereof, is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

12. This agreement will involve no obligation or commitment of any kind until this agreement is accepted and countersigned by or on behalf of the Company. All covenants, agreements, representations and warranties herein will survive the execution of this agreement, the delivery of the Shares being purchased and the payment therefor. This agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This agreement will be governed by the internal laws of the State of New York. This agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this agreement shall constitute written confirmation of the Company’s sale of Shares to such Investor.

13. The Company has entered into a Placement Agent Agreement, dated December 20, 2011, with the placement agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof. Similarly, the placement agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investors herein.

INVESTOR SIGNATURE PAGE

Number of Shares:

Purchase Price Per Share: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: December     , 2011

INVESTOR

By:

Print Name:

Title:

Name that Shares are to be registered:

Mailing Address:

Taxpayer Identification Number:

Manner of Settlement: DWAC

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Agreed and Accepted this      day of December, 2011:

AMPIO PHARMACEUTICALS, INC.

By:
Title:

Sales of the Shares purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

EXHIBIT A

INSTRUCTIONS FOR SETTLEMENT

Unless otherwise agreed to by the Company and the Investor, the following instructions shall govern the delivery of funds and the transfer of the Shares:

1.	Delivery of Funds

By NO LATER THAN 10:00 A.M. NEW YORK CITY time on December 27, 2011, wire the purchase price for the Shares of Common Stock to the trust account of American Stock Transfer & Trust Company, LLC as Escrow Agent, using the wire transfer instructions below.

The wired funds will be held in escrow pursuant to the Escrow Agreement until the Closing and will be delivered by the Escrow Agent on your behalf to the Company upon the satisfaction of the conditions set forth in the Subscription Agreement to which this Exhibit A is attached.

2.	Wire Transfer Instructions

JPMorgan Chase Bank
ABA # 021 000 021
Account No.: 957-341288
Account Name:	American Stock Transfer & Trust Company, as Agent for Ampio Pharmaceuticals

Please also coordinate with your financial institution to ensure that transaction fees are not inadvertently deducted from the wired funds prior to their receipt by JPMorgan Chase Bank.

Contact at the Escrow Agent:

American Stock Transfer & Trust Company LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Marianne B. Rotondo

Tel: 718-921-8238

3.	Initiation of DWAC and Transfer of Shares

The Shares will be sent from the Company’s transfer agent, Corporate Stock Transfer, Inc., by DWAC to your prime broker. You must contact your prime broker and ask them to initiate the DWAC or you will not receive the Shares. The Shares will only be released after the Company’s receipt of the funds.